SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                            DRAGON PHARMACEUTICAL INC
               (Exact Name of Registrant as Specified in Charter)

     Florida                      0-27937                         65-0142474
 (State or Other         (Commission File Number)               (IRS Employer
 Jurisdiction of                                             Identification No.)
  Incorporation)

   1055 Hastings Street, Suite 1900                                   V6E 2E9
     Vancouver, British Columbia                                    (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (604) 669-8817

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial  Statements and Exhibits
     (c)  Exhibits
          99.1 Press release dated April 24, 2003.

Item 9. Other Regulation FD Disclosure/Results of Operations and Financial Condition (Item 12)

The purpose of this current report on Form 8-K is to disclose that Dragon Pharmaceutical Inc. issued a press release on April 24, 2003 announcing and summarizing its audited financial results for the three-month and twelve-month periods ending December 31, 2002. The press release under this Item 9 is being furnished to meet the requirements of Item 12 of Form 8-K.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DRAGON PHARMACEUTICAL INC.

Date: April 24, 2003                  By:       /S/Matthew Kavanagh
                                            -----------------------------
                                      Name:        Matthew Kavanagh
                                      Title  Director of Finance and Compliance
                                            (Principal Financial and Accounting
                                                        Officer)